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                   SECURITIES AND EXCHANGE COMMISSION
                        Washington, D. C. 20549



                                FORM 8-K

           Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Act of 1934




                                     Date of Report: August 24, 1995



                          WESTVACO CORPORATION
         (Exact name of registrant as specified in its charter)


      DELAWARE              1-3013               13-1466285
      (State or other       (Commission          (I.R.S. Employer
       jurisdiction of       File Number)         Identification No.)
       incorporation)



          299 PARK AVENUE, NEW YORK, NEW YORK          10171
       (Address of principal executive offices)       (Zip Code)


       Registrant's telephone number, including area code (212) 688-5000







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    ITEM 5.  OTHER EVENTS

             On August 22, 1995, the Board of Directors of Westvaco Corporation authorized a three-for-two stock split and a 20 percent increase in the quarterly dividend on common stock.
             The split will occur in the form of a 50 percent stock dividend to shareholders of record on September 1, 1995.
             Distribution will take place on October 2, 1995. The increase in the quarterly cash dividend is from 18-1/3 cents to 22 cents per share after recognizing the effect of the stock split on both the prior dividend and the new dividend. The new quarterly cash dividend will be payable October 2, 1995 to shareholders of record on September 1.




                               SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  WESTVACO CORPORATION




                                  By/s/John W. Hetherington
                                       John W. Hetherington
                                       Vice President and Secretary




      August 24, 1995


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